Exhibit 99.4
                            PRESIDENT'S CERTIFICATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Rubincon Ventures Inc. on Form 10-QSB for the period ended April 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Irene Campany, Chief Accounting Officer, Chief Financial Officer, Secretary Treasurer and Director certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in this Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:  June 3, 2004
                                        Irene Campany
                                  Chief Accounting Officer
                                  Chief  Financial  Officer
                               Secretary Treasurer and Director